Exhibit 10.45

AMENDMENT NO. 1
TO
AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT

This Amendment No. 1 to Amended and Restated Master Credit Facility Agreement (this “Amendment”), dated as of February 25, 2010, is entered into by and among (i) the Persons identified on Annex 1 attached hereto (individually and collectively, and together with their respective successors and assigns, the “Borrower”), (ii) EDUCATION REALTY TRUST, INC., a Maryland corporation, and EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (together, the “Guarantor”), (iii) RED MORTGAGE CAPITAL, INC., an Ohio corporation (the “Lender”), and (iv) FANNIE MAE, the body corporate duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States, and its successors and assigns (“Fannie Mae”), and amends that certain Amended and Restated Master Credit Facility Agreement, dated as of December 2, 2009, by and among Borrower, Guarantor, Lender and  Fannie Mae (the “Master Agreement”).

Background Statement:

A.           Borrower, Guarantor, Lender and Fannie Mae executed and delivered the Master Agreement.

B.           Borrower has asked Fannie Mae and Lender to consent to certain changes to the Master Agreement to reflect changes to senior management of REIT Guarantor.

C.           Borrower, Guarantor, Lender and Fannie Mae desire to amend the Master Agreement.

D.           Borrower, Guarantor, Lender and Fannie Mae intend these Recitals to be a material part of this Amendment.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid, the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received at and before the execution hereof, the parties agree as follows:

1.           Definitions.  Capitalized terms used in this Amendment and not otherwise defined shall have the meanings given to those terms the Master Agreement.

2.           Amendment.

A.           Section 8.07(h) is hereby deleted in its entirety and replaced as follows:

(h)           Change in Senior Management.  Any change in the identity of Senior Management (the notice required under this Section 8.07 must be given promptly but in no event later than ten (10) days of such change).

B.           The definition of “Change of Control” is hereby deleted in its entirety and replaced as follows:

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

“Change of Control” means the earliest to occur of: (a) the date on which an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than twenty five percent (25%) of the total ownership interest of Borrower or Guarantor then outstanding, or (b) the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of more than fifty percent (50%) (or such lesser percentage as is required for decision-making by the board of directors or an equivalent governing body) of the members of the board of directors (or an equivalent governing body) of Borrower or Guarantor over a one-year period from the directors who constituted such board of directors at the beginning of such period and such replacement shall not have been approved by a vote of at least a majority of the board of directors of Borrower or Guarantor then still in office who either were members of such board of directors at the beginning of such one-year period or whose election as members of the board of directors was previously so approved (it being understood and agreed that in the case of any entity governed by a trustee, board of managers, or other similar governing body, the foregoing clause (b) shall apply thereto by substituting such governing body and the members thereof for the board of directors and members thereof, respectively).

C.           The definition of “Senior Management” is hereby deleted in its entirety and replaced as follows:

“Senior Management” means the Chief Financial Officer or the Chief Executive Officer of REIT Guarantor.

3.           Full Force and Effect.  Except as expressly modified hereby, the Master Agreement and all of the terms, conditions, covenants, agreements and provisions thereof remain in full force and effect and are hereby ratified and affirmed.

4.           Multiple Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but which together shall constitute this Amendment.

5.           Borrower and Guarantor represent and warrant to Fannie Mae and Lender as follows:

(a)           All representations and warranties set forth in the Master Certificate of Borrower Parties are true and correct in all material respects as of February 25, 2010.

(b)           There exists no Event of Default or Potential Event of Default as of February 25, 2010.

6.           Governing Law.  The provisions of Section 15.06 of the Master Agreement (entitled “Section 15.06. Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such section were set forth in its entirety herein.

[Signatures follow.]

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

2

Exhibit 10.45

BORROWER:

EDR TAMPA LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Tampa, LLC, a Delaware limited liability company, its general partner

	By:	EDR Tampa, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDR STILLWATER LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Stillwater, LLC, a Delaware limited liability company, its general partner

	By:	EDR Stillwater, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

EDR WESTERN MICHIGAN LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Western Michigan, LLC, a Delaware limited liability company, its general partner

	By:	EDR Western Michigan, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDR WABASH LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Wabash, LLC, a Delaware limited liability company, its general partner

	By:	EDR Wabash, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDR COLUMBUS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Columbus, LLC, a Delaware limited liability company, its general partner

	By:	EDR Columbus, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

EDR STATE COLLEGE LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR State College, LLC, a Delaware limited liability company, its general partner

	By:	EDR State College, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDR COLUMBIA LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Columbia, LLC, a Delaware limited liability company, its general partner

	By:	EDR Columbia, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDR KNOXVILLE LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Knoxville, LLC, a Delaware limited liability company, its general partner

	By:	EDR Knoxville, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

EDR LUBBOCK LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Lubbock, LLC, a Delaware limited liability company, its general partner

	By:	EDR Lubbock, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDR TUCSON PHASE II LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Tucson, LLC, a Delaware limited liability company, its general partner

	By:	EDR Tucson, Inc., a Delaware corporation, its manager

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDR MURFREESBORO, LLC, a Delaware limited liability company

By:	EDR Manager, LLC, a Delaware limited liability company, its Manager

		By:	Education Realty Operating Partnership, LP, a Delaware limited partnership, its Manager

		By:	Education Realty OP GP, Inc., a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

EDR AUBURN, LLC, a Delaware limited liability company

By:	EDR Manager, LLC, a Delaware limited liability company, its Manager

	By:	Education Realty Operating Partnership, LP, a Delaware limited partnership, its Manager

	By:	Education Realty OP GP, Inc., a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDR STATESBORO, LLC, a Delaware limited liability company

By:	EDR Manager, LLC, a Delaware limited liability company, its Manager

	By:	Education Realty Operating Partnership, LP, a Delaware limited partnership, its Manager

	By:	Education Realty OP GP, Inc., a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

MURRAY PLACE (DE), LLC, a Delaware limited liability company

By:	EDR Manager, LLC, a Delaware limited liability company, its Manager

	By:	Education Realty Operating Partnership, LP, a Delaware limited partnership, its Manager

		By:	Education Realty OP GP, Inc., a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

RIVER PLACE (DE), LLC, a Delaware limited liability company

By:	EDR Manager, LLC, a Delaware limited liability company, its Manager

	By:	Education Realty Operating Partnership, LP, a Delaware limited partnership, its Manager

		By:	Education Realty OP GP, Inc., a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

TROY PLACE (DE), LLC, a Delaware limited liability company

By:	EDR Manager, LLC, a Delaware limited liability company, its Manager

	By:	Education Realty Operating Partnership, LP, a Delaware limited partnership, its Manager

		By:	Education Realty OP GP, Inc., a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

WESTERN PLACE, LLC, a Georgia limited liability company

By:	EDR Manager, LLC, a Delaware limited liability company, its Manager

	By:	Education Realty Operating Partnership, LP, a Delaware limited partnership, its Manager

		By:	Education Realty OP GP, Inc., a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

CAPE PLACE (DE), LLC, a Delaware limited liability company

By:	EDR Manager, LLC, a Delaware limited liability company, its Manager

	By:	Education Realty Operating Partnership, LP, a Delaware limited partnership, its Manager

		By:	Education Realty OP GP, Inc., a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

CARROLLTON PLACE, LLC, a Georgia limited liability company

By:	EDR Manager, LLC, a Delaware limited liability company, its Manager

	By:	Education Realty Operating Partnership, LP, a Delaware limited partnership, its Manager

		By:	Education Realty OP GP, Inc., a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

EDR CLEMSON PLACE LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EDR Clemson Place GP, LLC,
a Delaware limited liability company, its General Partner

	By:	Education Realty Operating Partnership, LP,
a Delaware limited partnership, its Manager

		By:	Education Realty OP GP, Inc.,
a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDR BERKELEY PLACE LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	EDR Berkeley Place GP, LLC,
a Delaware limited liability company, its General Partner

	By:	Education Realty Operating Partnership, LP,
a Delaware limited partnership, its Manager

		By:	Education Realty OP GP, Inc.,
a Delaware corporation, its General Partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

GUARANTOR:

EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By:	Education Realty OP GP, Inc.
a Delaware corporation, its general partner

By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

EDUCATION REALTY TRUST, INC., a Maryland corporation
By: /s/ Olan Brevard
Name: Olan Brevard
Title: Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

LENDER

RED MORTGAGE CAPITAL, INC., an
Ohio corporation

By:	/s/ R. Barth Kallmerten
Name:	R. Barth Kallmerten
Title:	Senior Managing Director

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

FANNIE MAE

By:	/s/ Susanne C. Hiegel
Name:	Susanne C. Hiegel
Title:	Vice President

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility

Exhibit 10.45

ANNEX 1

List of Borrowers

EDR Wabash Limited Partnership
EDR Stillwater Limited Partnership
EDR Lubbock Limited Partnership
EDR Columbus Limited Partnership
EDR Columbia Limited Partnership
EDR Western Michigan Limited Partnership
EDR Knoxville Limited Partnership
EDR Murfreesboro, LLC
EDR State College Limited Partnership
EDR Tampa Limited Partnership
EDR Tucson Phase II Limited Partnership
EDR Auburn, LLC
EDR Statesboro, LLC
Western Place, LLC
Murray Place (DE), LLC
Carrollton Place, LLC
River Place (DE), LLC
Cape Place (DE), LLC
EDR Berkeley Place Limited Partnership
EDR Clemson Place Limited Partnership
Troy Place (DE), LLC

Amendment No. 1 to Amended and Restated
Master Credit Facility Agreement
EDR Credit Facility